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                                                                    EXHIBIT 25.1
     ___________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM T-1
              STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE
                  TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                            ------------------------

                           FIRST TRUST OF CALIFORNIA,
                              NATIONAL ASSOCIATION
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

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
                       UNITED STATES                                                   94-3160100
                  (STATE OF INCORPORATION)                                 (IRS EMPLOYER IDENTIFICATION NO.)
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                        550 SOUTH HOPE STREET, SUITE 500
                         LOS ANGELES, CALIFORNIA 90071
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                            ------------------------

                          CENTURY COMMUNICATIONS CORP.
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

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
                         NEW JERSEY                                                    06-1158179
              (STATE OR OTHER JURISDICTION OF                                        (IRS EMPLOYER
               INCORPORATION OR ORGANIZATION)                                     IDENTIFICATION NO.)
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                                50 LOCUST AVENUE
                         NEW CANAAN, CONNECTICUT 06840
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                            ------------------------

                             SENIOR DEBT SECURITIES
                      (TITLE OF THE INDENTURE SECURITIES)

________________________________________________________________________________




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                                    GENERAL

1. GENERAL INFORMATION

     Furnish the following information as to the trustee.

          (a) Name and address of each examining or supervising authority to which it is subject.

              Comptroller of the Currency

              Washington, D.C.

          (b) Whether it is authorized to exercise corporate trust powers.

              Yes

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS

     If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each such affiliation.

     None

     See Note following Item 16.

     Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16. LIST OF EXHIBITS

     List below all exhibits filed as a part of this statement of eligibility and qualification.

          Exhibit 1 -- Articles of Association of First Trust of California,
                       National Association dated June 5, 1992. Incorporated herein by reference to Exhibit 1 filed with Form T-1 statement, Registration No. 33-50826

          Exhibit 2 -- Certificate of the Comptroller of the Currency as to
                       authority of First Trust of California, National Association to commence the business of banking. Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement, Registration No. 33-50826

          Exhibit 3 -- Authorization of the Comptroller of the Currency granting
                       First Trust of California, National Association the right to exercise corporate trust powers. Incorporated herein by reference to Exhibit 3 filed with Form T-1 Statement, Registration No. 33-50826

          Exhibit 4 -- By-Laws of First Trust of California, National
                       Association, dated June 15, 1992. Incorporated herein by reference to Exhibit 4 filed with Form T-1 Statement, Registration No. 33-50826

          Exhibit 5 -- Not Applicable

          Exhibit 6 -- Consent of First Trust of California, National
                       Association required by Section 321(b) of the Act. Incorporated herein by reference to Exhibit 6 filed with Form T-1 Statement, Registration No. 33-50826

          Exhibit 7 -- Report of Condition of First Trust of California,
                       National Association, as of the close of business on September 30, 1997 published pursuant to law or the requirements of its supervising or examining authority.

                                       2


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                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the trustee by the obligor. While the trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, First Trust of California, National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Los Angeles and State of California on the 7th day of January, 1998.

                                          FIRST TRUST OF CALIFORNIA, NATIONAL
                                          ASSOCIATION

                                          By:        /S/ ROBERT SCHNEIDER
                                               .................................

                                                      ROBERT SCHNEIDER
                                                  ASSISTANT VICE PRESIDENT

Attest:         /S/ TAMARA MAWN
         .............................

                 TAMARA MAWN
               VICE PRESIDENT

                                       3



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                                                                       EXHIBIT 6

                                    CONSENT

     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION, hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:

                                          FIRST TRUST OF CALIFORNIA, NATIONAL
                                          ASSOCIATION

                                          By         /S/ ROBERT SCHNEIDER
                                              ..................................

                                                      ROBERT SCHNEIDER
                                                  ASSISTANT VICE PRESIDENT



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                FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                            AS OF SEPTEMBER 30, 1997

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
                                                                                                         ($000'S)
                                                                                                         --------

                                                ASSETS
Cash and balances due from depository institutions....................................................     47,286
Federal Reserve stock.................................................................................      5,071
Fixed assets..........................................................................................        725
Intangible assets.....................................................................................     76,018
Other assets..........................................................................................      7,991
                                                                                                         --------
     Total assets.....................................................................................    137,091
                                                                                                         --------

                                             LIABILITIES
Other liabilities.....................................................................................      8,860
                                                                                                         --------
     Total liabilities................................................................................      8,860
                                                                                                         --------

                                                EQUITY
Common and Preferred Stock............................................................................      1,000
Surplus...............................................................................................    126,260
Undivided profits and capital reserve.................................................................        968
Net unrealized holding gains (losses) on available-for-sale securities................................          3
                                                                                                         --------
     Total equity capital.............................................................................    128,231
                                                                                                         --------
          Total liabilities and equity capital........................................................    137,091
                                                                                                         --------
                                                                                                         --------
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------------

     To the best of the undersigned's determination, as of this date the above financial information is true and correct.

FIRST TRUST OF CALIFORNIA, NATIONAL ASSOCIATION

By:        /S/ ROBERT SCHNEIDER
     .................................

             ROBERT SCHNEIDER
         ASSISTANT VICE PRESIDENT

                                       2


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